UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2022

New Mountain Guardian IV BDC, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	814-01528	88-1377220
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor,
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 9, 2022 (the “Closing Date”), New Mountain Guardian IV BDC, L.L.C. (the “Company”) entered into a Loan Authorization Agreement (the "BMO Facility") with BMO Harris Bank N.A. ("BMO"), which allows the Company to borrow on a revolving credit basis an aggregate principal amount which cannot exceed $30,000,000. All outstanding borrowings under the BMO Facility are due on BMO's demand within 30 business days. The BMO Facility is collateralized by the unfunded capital commitments of each of the Company's investors. The BMO Facility bears interest at the greater of the SOFR plus 2.50% plus 0.15% CSA or the prime commercial rate minus 0.25% per annum (as defined in the Loan Authorization Agreement).

The description above is only a summary of the material provisions of the BMO Facility and is qualified in its entirety by reference to the Loan Authorization Agreement, which is filed as Exhibits 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 3.02.	Unregistered Sale of Equity Securities.

On May 9, 2022, the Company delivered a capital drawdown notice to its investors relating to the sale of 1,599,900 of the Company’s units (the “Units”) for an aggregate offering price of $15,999,000. No underwriting discounts or commissions have been or will be paid in connection with the sale of the Units. The sale of the Units is expected to close on May 23, 2022.

The sale of the Units described herein was and will be made pursuant to subscription agreements entered into by the Company and its investors. Under the terms of the subscription agreements, investors are required to fund drawdowns to purchase the Units up to the amount of its capital commitment on an as-needed basis with a minimum of 10 calendar days’ prior notice to investors.

The issuance and sale of the Units are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D thereunder.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.

10.1	Loan Authorization Agreement between the Company and BMO Harris Bank N.A., dated May 9, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian IV BDC, L.L.C.

Date: May 13, 2022	By:	/s/ Joseph Hartswell
		Name:	Joseph Hartswell
		Title:	Corporate Secretary